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                                                                         EX-23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 3, 1998, included in Harrah's Entertainment, Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.

                                            ARTHUR ANDERSEN LLP

Memphis, Tennessee
May 12, 1998






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